                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 26, 2002

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                 333-89080            13-3692801
--------                                 ---------            ----------
(STATE OR OTHER JURISDICTION             (COMMISSION          (IRS EMPLOYER
OF INCORPORATION OR                      FILE NUMBER)         IDENTIFICATION
ORGANIZATION)                                                 NUMBER)


390 GREENWICH STREET, NEW YORK, NEW YORK                                   10013
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654
                                                   -------------

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Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  NOT APPLICABLE.
Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  NOT APPLICABLE.
Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  NOT APPLICABLE.
Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  NOT APPLICABLE.
Item 5.           OTHER EVENTS.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statement of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the Securities and Exchange Commission on May 13, 2002), as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002 and August 14, 2002, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-89080) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2002-9, and shall be deemed to be part hereof and thereof.



Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  NOT APPLICABLE.
Item 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

                  (c)  EXHIBITS.
Item 601(a) of Regulation S-K Exhibit No. (EX-23)             Description
                              ----------                      -----------

                                                            Consent of KPMG LLP,
                                                            independent
                                                            certified public
                                                            accountants of Ambac
                                                            Assurance
                                                            Corporation and
                                                            subsidiaries in
                                                            connection with
                                                            TIERS(R)
                                                            Principal-Protected
                                                            Minimum Return Asset
                                                            Backed Certificates
                                                            Trust Series S&P
                                                            2002-9

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated August 26, 2002
                                                 STRUCTURED PRODUCTS CORP.


                                                  By:   /s/ Matthew R. Mayers
                                                        ---------------------
                                                  Name: Matthew R. Mayers
                                                  Title:Authorized Signatory

EXHIBIT INDEX

------------------------ ----------------------------------------------------------------------- ---------------------
Exhibit No.              Description                                                             Paper    (P)   or
-----------              -----------                                                             -----------------
                                                                                                 Electronic (E)
                                                                                                 --------------

------------------------ ----------------------------------------------------------------------- ---------------------
------------------------ ----------------------------------------------------------------------- ---------------------
(EX-23)                  Consent of KPMG LLP, independent certified public                       E
                         accountants of E Ambac Assurance Corporation and
                         subsidiaries in connection with TIERS(R)
                         Principal-Protected Minimum Return Asset Backed
                         Certificates
                         Trust Series S&P 2002-9
------------------------ ----------------------------------------------------------------------- ---------------------

